SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report
(Date of Earliest Event Reported:                        Commission File Number:
         September 5, 1997                                        1-13408


                             DIGITAL RECORDERS, INC.
             (Exact name of registrant as specified in its charter)

       North Carolina                                        56-1362926
    (State of incorporation)                                (I.R.S. Employer
                                                         Identification  Number)

                           2300 Englert Drive, Suite B
                          Durham, North Carolina 27713
                                 (919) 361-2155

                         (Address of principal executive
                          offices and telephone number)

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ITEM 1.    CHANGES IN CONTROL OF REGISTRANT

           Not Applicable.


ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS

           Not Applicable.

ITEM 3.    BANKRUPTCY OR RECEIVERSHIP

           Not applicable.

ITEM 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

           Not applicable.


ITEM 5.    OTHER EVENTS

      The Board of Directors of Digital Recorders, Inc. (the "Registrant") has authorized the extension of the term of its Redeemable Warrants to Purchase Common Stock (the "Warrants") sold in the Registrant's public offering in November 1994. As extended, the Warrants may be exercised at any time prior to 5:00 P.M. Eastern Time on August 3, 1998. All Warrants not exercised on or prior to such date shall expire, subject to the right of the Company to extend such date.

      All other terms of the Warrants remain unchanged.

ITEM 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS

           Not Applicable.


ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

           Not Applicable.

ITEM 8.    CHANGE OF FISCAL YEAR

           Not applicable.

ITEM 9.    SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

           Not applicable.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     -2-

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                                           DIGITAL RECORDERS, INC.

Date: September 24, 1997                   By: /s/ J. Phillips L. Johnston
                                           J. Phillips L. Johnston,
                                           Chairman of the Board and
                                             Chief Executive Officer


Date: September 24, 1997                   By: /s/ Jonathan E. Kennedy
                                           Jonathan E. Kennedy,
                                           Chief Financial Officer and Secretary


                                     -3-

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